GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2011
GOODWILL AND OTHER INTANGIBLE ASSETS
NOTE 8.    GOODWILL AND OTHER INTANGIBLE ASSETS
The changes in the carrying amount of our goodwill for the years ended December 31, 2011 and 2010 are as follows:

	U.S.	International	Total
	(in thousands)
December 31, 2009	$316,513	$28,846	$345,359
Purchase price allocation and other adjustments, net	3,750	—	3,750
Goodwill acquired during the period	97,784	—	97,784
Impact of foreign currency translation	—	2	2
December 31, 2010	418,047	28,848	446,895
Purchase price allocation and other adjustments, net	16,705	—	16,705
Goodwill acquired during the period	160,297	—	160,297
Impact of foreign currency translation	—	(1,124)	(1,124)
December 31, 2011	$595,049	$27,724	$622,773

The components of our other intangible assets as of December 31, 2011 and 2010 are as follows:

	December 31, 2011	December 31, 2010
	(in thousands)
Noncompete agreements:
Gross carrying value	$19,242	$15,058
Accumulated amortization	(12,278)	(8,224)
Net carrying value	$6,964	$6,834
Patents, trademarks and tradename:
Gross carrying value	$13,393	$17,461
Accumulated amortization	(655)	(927)
Net carrying value	$12,738	$16,534
Customer relationships and contracts:
Gross carrying value	$101,064	$60,057
Accumulated amortization	(43,098)	(26,059)
Net carrying value	$57,966	$33,998
Developed technology:
Gross carrying value	$7,592	$3,106
Accumulated amortization	(3,393)	(2,476)
Net carrying value	$4,199	$630
Customer backlog:
Gross carrying value	$778	$762
Accumulated amortization	(778)	(607)
Net carrying value	$—	$155
Total:
Gross carrying value	$142,069	$96,444
Accumulated amortization	(60,202)	(38,293)
Net carrying value	$81,867	$58,151

Amortization expense for our intangible assets with determinable lives was as follows:

	Year Ended December 31,
	(in thousands)
	2011	2010	2009
Noncompete agreements	$4,154	$2,707	$3,222
Patents, trademarks and tradename	202	262	489
Customer relationships and contracts	15,830	7,349	8,679
Developed technology	883	752	659
Customer backlog	162	184	167
Total intangible asset amortization expense	$21,231	$11,254	$13,216

Of our intangible assets at December 31, 2011, $12.4 million are indefinite-lived tradenames and not subject to amortization. The weighted average remaining amortization periods and expected amortization expense for the next five years for our definite lived intangible assets are as follows:

	Weighted average remaining amortization period (years)	Expected Amortization Expense
		2012	2013	2014	2015	2016
		(in thousands)
Noncompete agreements	2.2	$3,854	$1,758	$1,352	$—	$—
Patents, trademarks and tradename	4.3	179	123	123	54	40
Customer relationships and contracts	8.3	18,708	16,866	8,501	5,577	3,530
Developed technology	19.0	221	221	221	221	221
Total intangible asset amortization expense		$22,962	$18,968	$10,198	$5,852	$3,791

Certain of our goodwill and intangible assets are denominated in currencies other than U.S. Dollars and, as such, the values of these assets are subject to fluctuations associated with changes in exchange rates. Additionally, certain of these assets are also subject to purchase accounting adjustments. The estimated fair values of intangible assets obtained through the Edge acquisition are based on preliminary information which is subject to change until the final valuation is obtained. Additions to goodwill and intangibles during 2011 relate to the Edge acquisition, and are subject to purchase accounting adjustments. Purchase accounting adjustments in 2011 relate to reduction of fixed assets and intangibles acquired from OFS in 2010, and adjustments to the goodwill and intangibles related to the EOT and 5 JAB acquisitions. We do not believe the impact of these purchase accounting adjustments is material to our consolidated financial statements for the year ended December 31, 2010.
We performed our qualitative analysis of goodwill impairment as of December 31, 2011. Based on this analysis, our rig services, fluid management services, intervention services, fishing and rental services and our Canadian reporting unit did not have triggering events that would indicate it was not “more likely than not” that the fair value of these reporting units was higher than the carrying amount. However, we determined it was necessary to perform the first step of the goodwill impairment test for our Russia reporting unit. Under the first step of the goodwill impairment test, we compared the fair value of each reporting unit to its carrying amount, including goodwill. Based on the results of step 1, the fair value of our Russian reporting unit exceeded its carrying value. A key assumption in our model is that revenue related to this reporting unit will increase in future years based on growth and pricing increases. Potential events that could affect this assumption are the level of development, exploration and production activity of, and corresponding capital spending by, oil and natural gas companies in Russia, oil and natural gas production costs, government regulations and conditions in the worldwide oil and natural gas industry. Other possible events that could affect this assumption are the ability to acquire additional assets and deployment of these assets into the region. As this test concluded that the fair value of the Russian reporting unit exceeded its carrying value, the second step of the goodwill impairment test was not required. Because the fair value of the reporting unit exceeded its carrying value, we determined that no impairment of our goodwill associated with our reporting unit existed as of December 31, 2011, and that step two of the impairment test was not required.
Upon completion of the 2010 assessment, the fair value of our rig services, coiled tubing services, fluid management services reporting units and our Russian and Canadian reporting units substantially exceeded their carrying values. Because the fair value of the reporting units substantially exceeded their carrying values, we determined that no potential for impairment of our goodwill associated with those reporting units existed as of December 31, 2010, and that step two of the impairment test was not required.
In 2009, we identified triggering events which required us to test our goodwill for impairment during the third quarter of 2009. Upon completion of the 2009 assessment, we recorded a pre-tax impairment charge of $0.5 million to our U.S. segment. The impairment charge is included in the line item “asset retirements and impairments” in the consolidated statements of operations for the year ended December 31, 2009. We tested our goodwill for potential impairment again on the 2009 annual testing date. The results of that test indicated that none of our reporting units that had goodwill had a fair value which was not substantially in excess of its carrying value, and no goodwill existed at any of our reporting units that were at risk of failing step one of the goodwill impairment test.